AZZAD FUNDS

Supplement to Prospectus and
Statement of Additional Information
Dated February 19, 2007

The Azzad Funds Board of Directors has approved the below changes to the Azzad Funds. The change will not affect the status of your account or your investment in the Azzad Funds (“Azzad Ethical Mid Cap Fund” and “Azzad Ethical Income Fund”).

1.

Hired new, independent legal counsel, Thompson Hine LLP, Mr. Donald S. Mendelsohn to replace The Law Offices of Patricia C. Foster, Ms. Foster. Mr. Mendelson has been practicing law since graduating from Stanford Law School in 1975. He focuses his law practice on counseling investment companies, broker dealers and investment advisors. The board took into consideration his experience, securities knowledge, and his firm’s reputation when making this appointment.

Thompson Hine LLP

Mr. Donald S. Mendelsohn

312 Walnut Street

Cincinnati, OH, 45202.

THERE IS NO ACTION REQUIRED ON YOUR PART.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE